EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


Name                                                    Jurisdiction of
----                                             Incorporation or Organization
Heritage Bank(1)                                 -----------------------------
                                                           Georgia


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(1)      This  subsidiary  conducts  business  under  this  name and has its own
         subsidiary,   CCF  Financial   Services,   Inc.,  a   Georgia-chartered
         corporation.